As filed with the Securities and Exchange Commission on October 30, 2003


                        File Nos. 33-52850 and 811-7242

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


                        Post-Effective Amendment No. 17


                                      AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 19


                                THE CUTLER TRUST
                              Two Portland Square
                             Portland, Maine 04101
                                 (207) 879-1900

                                Cheryl O. Tumlin
                            Forum Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101

                                   Copies to:

                           John V. O'Hanlon, Esquire
                                    Dechert
                          Ten Post Office Square South
                                Boston, MA 02109

--------------------------------------------------------------------------------
It is proposed that this filing will become effective:

[X]     immediately upon filing pursuant to Rule 485, paragraph (b)
[ ]     on _________________ pursuant to Rule 485, paragraph (b)
[ ]     60 days after filing pursuant to Rule 485, paragraph (a)(1)
[ ]     on _________________ pursuant to Rule 485, paragraph (a)(1)
[ ]     75 days after filing pursuant to Rule 485, paragraph (a)(2)
[ ]     on _________________ pursuant to Rule 485, paragraph (a)(2)
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Cutler Value Fund.

                                                         PROSPECTUS


                                                         OCTOBER 30, 2003








                                                         CUTLER
                                                          VALUE
                                                           FUND


                     THE                            [Map of world with a toddler
                   CUTLER                           holding a small globe.]
                    TRUST

  THE FUND SEEKS CURRENT INCOME AND LONG-TERM
            CAPITAL APPRECIATION.

SHARES OF THE FUND ARE OFFERED TO INVESTORS WITHOUT
ANY SALES CHARGE OR RULE 12B-1 (DISTRIBUTION) FEES.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THE FUND'S SHARES OR
DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR
COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

                                                               TABLE OF CONTENTS

        RISK/RETURN SUMMARY....................................................2

                PRINCIPAL INVESTMENT STRATEGIES................................2
                INVESTMENT POLICIES ...........................................2
                PRINCIPAL RISKS OF INVESTING ..................................3
                WHO MAY WANT TO INVEST IN THE FUND.............................3

        PERFORMANCE............................................................4

        FEE TABLES.............................................................5

        MANAGEMENT.............................................................6

        YOUR ACCOUNT...........................................................8

        OTHER INFORMATION.....................................................15

        FINANCIAL HIGHLIGHTS..................................................16

RISK/RETURN SUMMARY

INVESTMENT GOAL


The investment goal of the Cutler Value Fund (the "Fund"), as managed by its investment adviser, Cutler Investment Counsel, LLC (the "Adviser"), is current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

In seeking to meet its investment objective, the Fund expects that for most periods, substantially all of its total assets will be invested in a diversified portfolio of common stocks according to the Adviser's value investing style. The Adviser chooses investments in equity securities based on its judgment of fundamental value, which emphasizes stocks that the Adviser judges to have favorable dividend yields and growth prospects relative to comparable companies. Factors deemed particularly relevant in determining fundamental value include:

     o    earnings,
     o    dividend and market price histories,
     o    balance sheet characteristics,
     o    perceived management skills.

Changes in economic and political outlooks, as well as individual corporate developments, can influence specific security prices. The Adviser chooses investments in stocks of companies that have a market value of at least $1 billion, and, in the Adviser's opinion have institutional ownership that is sufficiently broad to provide adequate liquidity suitable to the Fund's holdings.


[CALLOUT BOX: CONCEPTS TO UNDERSTAND

VALUE INVESTING means to invest in stocks whose market valuations are low relative to their historic valuations and/or comparable companies.

PRICE/EARNINGS RATIO means the ratio of a company's current market price divided by the previous 12 months' earnings per share.


DIVIDEND YIELD means the ratio of the dividend paid divided by the market value of the stock.]


INVESTMENT POLICIES

The Adviser uses "top-down" and "bottom-up" approaches and investment selections are made using a rigorous fundamental approach. Top-down research involves the study of economic trends in the domestic and global economy, such as the fluctuation in interest or unemployment rates. These factors help to identify industries and sectors with the potential to outperform as a result of major economic developments. Bottom-up research involves detailed analysis of specific companies. Important factors include industry characteristics, profitability, growth dynamics, industry positioning, strength of management, valuation and expected return for the foreseeable future. Particular attention is paid to a company's ability to pay or increase its current dividend.

The Adviser will sell securities for any one of three possible reasons:
     o When another company is found by the Adviser to have a higher current dividend return or better potential for dividend growth.
     o If the industry moves in an unforeseen direction that negatively impacts the positioning of a particular investment or if the company's strategy, execution or industry positioning itself deteriorates. The Adviser develops specific views on how industries are likely to evolve and how individual companies will participate in industry growth and change.
     o If the Adviser feels a company's management is not acting in a forthright manner.

TEMPORARY DEFENSIVE MEASURES The Fund may assume a temporary defensive position and invest without limit in cash or prime cash equivalents in order to respond to adverse market, economic or other conditions. As a result of taking a temporary defensive position, the Fund may not achieve its investment objective during such period.

PRINCIPAL RISKS OF INVESTING IN THE FUND

There is no assurance that the Fund will achieve its investment objective. The Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in the Fund may be worth more or less than its original value. No Fund, by itself, provides a complete investment program.

All investments made by the Fund have some risk. Among other things, the market value of any security in which the Fund may invest is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of the issuer's worth.


The Fund may be an appropriate investment if you are seeking long-term growth in your investment and are willing to tolerate significant fluctuations in the value of your investment in response to changes in the market value of the stocks the Fund holds. This type of market movement may affect the price of the securities of a single issuer, a segment of the domestic stock market or the entire market. The investment style for the Fund could fall out of favor with the market.


It is not the Fund's intent to engage in active and frequent trading of its portfolio securities based upon price movements alone. This type of trading could increase the amount of capital gains realized by the Fund and total securities transactions costs. The Fund may hold cash or cash equivalents such as high quality, short-term money market instruments pending investment to retain flexibility in meeting redemptions and paying expenses.

In summary, you could lose money on your investment in the Fund, or the Fund could under-perform other investments, if any of the following occurs:
     o    The stock market goes down
     o The stock market continues to undervalue the stocks in the Fund's portfolio
     o The Adviser's judgment as to the value of a stock proves to be mistaken

WHO MAY WANT TO INVEST IN THE FUND

You may want to purchase shares of the Fund if:
     o    You seek current income and long-term increases in your income rate
     o You are willing to tolerate significant changes in the value of your investment
     o    You are pursuing a long-term goal of capital appreciation
     o You are willing to accept higher short-term risk for potential long-term returns

The Fund may not be appropriate for you if:
     o You want an investment that pursues market trends or focuses only on particular sectors or industries
     o    You need stability of principal
     o    You are pursuing a short-term goal or investing emergency reserves

PERFORMANCE


The following charts illustrate the variability of the Fund's returns. This chart and the following table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's returns compare to a broad measure of market performance.


PERFORMANCE   INFORMATION   (BEFORE  AND  AFTER  TAXES)   REPRESENTS  ONLY  PAST
PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.


The following chart shows the Fund's annual total return for the last ten calendar years.

[Edgar Representation of Bar Chart:
1993 -   5.94%
1994 -   0.81%
1995 -  33.20%
1996 -  16.89%
1997 -  33.25%
1998 -  17.97%
1999 -   3.28%
2000 -   8.66%
2001 -  -3.19%
2002 - -22.60%]

   The calendar year-to-date total return as of September 30, 2003 was 8.99%.

During the periods shown in the chart, the highest quarterly return was 16.27% (for the quarter ended June 30, 1997) and the lowest quarterly return was -21.75% (for the quarter ended September 30, 2002). The following table compares the Fund's average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Fund shares as of December 31, 2002 to the Russell 1000(R) Value Index and the Lipper Equity Income Funds Index. In the past, the Fund has compared its performance to the Russell 1000 Value Index, but in the future, the Fund intends to compare its performance to the Lipper Equity Income Funds Index. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

CUTLER VALUE FUND                                                    1 YEAR          5 YEARS       10 YEARS
Return Before Taxes                                                 -22.60%          -0.16%           8.19%
Return After Taxes on Distributions                                 -22.94%          -3.54%           5.82%
Return After Taxes on Distributions and Sale of Fund Shares         -13.87%          -0.15%           6.68%
---------------------------------------------------------------- ---------------- -------------- --------------
RUSSELL 1000 VALUE INDEX                                            -15.52%           1.16%          10.80%
LIPPER EQUITY INCOME FUNDS INDEX                                    -16.43%          -0.17%           8.19%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

PERFORMANCE / FEE TABLES

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Russell 1000 Value Index tracks stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the Russell 1000 Value Index's performance does not reflect the effect of expenses. One cannot invest directly in the index.


The Lipper Equity Income Funds Index is a weighted aggregate composite of the 30 largest funds classified by Lipper, Inc. as Equity Income Funds. An equity income fund seeks relatively high current income and growth of income through investing 60% or more of its portfolio in equities. The index figures are net of expenses and assume the reinvestment of all capital gains distributions and income dividends.

--------------------------------------------------------------------------------

-------------------
FEE TABLES
-------------------


The following tables describe the various fees and expenses that you will bear if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed                None
  on Purchases
Maximum Deferred Sales Charge (Load)               None
Maximum Sales Charge (Load) Imposed on             None
  Reinvested Distributions
Redemption Fee                                     None
Exchange Fee                                       None


ANNUAL FUND OPERATING EXPENSES(1)
(expenses that are deducted from Fund assets)
Advisory Fees                                      0.75%
Other Expenses                                     1.04%
     Shareholder Services Fees                     0.01%
     Miscellaneous                                 1.03%
TOTAL ANNUAL FUND OPERATING EXPENSES               1.79%
Fee Waiver(2)                                      0.54%
Net Expenses                                       1.25%

(1) Based on amounts incurred during the Fund's last fiscal year ended June 30, 2003 stated as a percentage of net assets.
(2) The Adviser has contractually obligated itself through October 31, 2004 to waive a portion of its fee if total expenses of the Fund exceed 1.25%.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year             3 Years           5 Years           10 Years
       $ 127              $ 511             $ 919             $ 2,061

MANAGEMENT

The business of the Fund is managed under the direction of the Board of Trustees (the "Board") of The Cutler Trust. The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the executive officers of The Cutler Trust, may be found in the Statement of Additional Information ("SAI").

THE ADVISER


Cutler Investment Counsel, LLC, 3555 Lear Way, Medford, Oregon 97504 serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund subject to the general control of the Board. The Adviser received an advisory fee at an annual rate of 0.21% (after waivers) of the average daily net assets of the Fund during its most recent fiscal year. Prior to October 2003, the Adviser was known as Cutler & Company, LLC.

The  Adviser  (and  its   predecessors-in-interest)   has  provided   investment
management services since 1977. As of September 30, 2003, the Adviser had over $172 million in assets under management.


PORTFOLIO MANAGERS

The portfolio managers of the Fund are responsible for the day-to-day investment policy, portfolio management and investment research for the Fund. Their business experience and educational backgrounds are as follows:


MR. KENNETH R. CUTLER, Co-Portfolio Manager for the Cutler Value Fund, entered the investment business in 1945; between 1953 and 1962 he was principal operating and investment officer of two mutual funds; between 1962 and 1977 he held various investment positions; in 1977 he founded Cutler & Company, Inc. He served as Portfolio Manager for the series of the Trust until 1999, after which he was employed as a consultant to the Adviser and served as an Investment Committee Member. Mr. Cutler is the Chairman of the Board of Trustees of the Trust. Mr. Cutler was reinstated as Co-Portfolio Manager on March 17, 2003.

MR. MATTHEW C. PATTEN, Co-Portfolio Manager for the Cutler Value Fund, received his BA from Boston College in Economics and Environmental Geo-Science. He is an executive MBA candidate, University of Chicago. Prior to University work, he was intern to Kenneth Cutler, who was Chairman of the Adviser. Since 1999, he has served as Chief Operating Officer of Cutler Asia and Portfolio Manager of the private equity division of the Adviser, and he has served as Co-Portfolio Manager of the Fund since March 17, 2003.

MR. ERICH M. PATTEN, Co-Portfolio Manager for the Cutler Value Fund, received his ABS in Economics, Wharton School, University of Pennsylvania. He received his Masters in Public Policy from the Harris School, University of Chicago. For the five years prior to joining the Adviser, Mr. Patten worked for a CPA firm specializing in performance measurement and compliance to the Association of Investment Management and Research Performance Presentation Standards. He has served as analyst to the Fund since March 17, 2003 and has served as Co-Portfolio Manager of the Fund since June 30, 2003.

OTHER SERVICE PROVIDERS


The Forum Financial Group, LLC and its affiliates (collectively, "Forum") provide services to the Fund. As of September 30, 2003, Forum provided services to investment companies and collective investment funds with assets of approximately $36.2 billion.

Forum Fund Services, LLC, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., is the distributor (principal underwriter) of the Fund's shares. The distributor acts as the agent of the Fund in connection with the offering of shares of the Fund. The distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of shares of the Fund.

Forum Administrative Services, LLC provides administrative services to the Fund, Forum Accounting Services, LLC is the Fund's fund accountant, Forum Shareholder Services, LLC (the "Transfer Agent") is the Fund's transfer agent, and Forum Trust, LLC is the Fund's custodian.


SHAREHOLDER SERVICES PLAN

The Trust has adopted a shareholder services plan permitting the Trust to compensate financial institutions for acting as shareholder servicing agents for their customers.

FUND EXPENSES

The Adviser, pursuant to a contractual obligation, or other service providers may waive all or any portion of their fees, which are accrued daily and paid monthly. Any waiver would have the effect of increasing the Fund's performance for the period during which the waiver was in effect.

YOUR ACCOUNT

        HOW TO CONTACT THE FUND

WRITE TO US AT:
   The Cutler Trust
   P.O. Box 446
   Portland, Maine 04112

OVERNIGHT ADDRESS:
   The Cutler Trust
   Two Portland Square
   Portland, Maine 04101

TELEPHONE US TOLL-FREE AT:
   (888) CUTLER4
   (888) 288-5374

WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
   Deutsche Bank Trust Company Americas
    New York, New York
   ABA #021001033

FOR CREDIT TO:
   Forum Shareholder Services, LLC
   Account #01-465-547
   The Cutler Trust
   (Your Name)
   (Your Account Number)

GENERAL INFORMATION


You pay no sales charge to purchase or sell (redeem) shares of the Fund. The Fund purchases or sells shares at the net asset value per share, or NAV, next calculated after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages 9 through 14). For instance, if the Transfer Agent receives your purchase request in proper form prior to 4:00 p.m. Eastern Time, your transaction will be priced at that day's NAV. If the Transfer Agent receives your purchase request after 4:00 p.m., your transaction will be priced at the next business day's NAV. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.


The Fund does not issue share certificates.

You will receive monthly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

The Fund, through the Adviser or Transfer Agent, may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.


WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which NAV is calculated may be changed in case of an emergency or if the New York Stock Exchange closes early. The Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding. The Fund values securities for which market quotations are readily available at current market value. If market quotations are not readily available, securities are valued at fair value as determined by the Board.


TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.


ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH, or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund does not accept purchases made by credit card check.


     CHECKS For individual, sole proprietorship and joint accounts as well as Uniform Gift to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "The Cutler Trust" or to one or more owners of the account and endorsed to "The Cutler Trust." For all other accounts, the check must be made payable on its face to "The Cutler Trust." No other method of check payment is acceptable.


     ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.

     WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts payments in the following minimum amounts:

                                  MINIMUM          MINIMUM
                                  INITIAL        ADDITIONAL
                                 INVESTMENT      INVESTMENT
Standard Account                  $25,000           None
Traditional and Roth IRA
Accounts                           $2,000           None
Accounts with Systematic
Investment Plans                  $25,000           $100
Exchanges                          $2,500           None

The Adviser or the Fund's administrator may, at its discretion, waive the above investment minimums.

ACCOUNT REQUIREMENTS


                      TYPE OF ACCOUNT                                                 REQUIREMENTS
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS              o  Instructions must be signed by all persons exactly as
Individual accounts are owned by one person, as are sole           their names appear on the account
proprietorship accounts. Joint accounts have two or more
owners (tenants)

GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)                      o  Depending on state laws, you can set up a custodial
These custodial accounts provide a way to give money to            account under the UGMA or the UTMA
a child and obtain tax benefits                                 o  The custodian must sign instructions in a manner
                                                                   indicating custodial capacity

CORPORATIONS/OTHER                                              o  Submit a certified copy of its articles of incorporation
                                                                   (or government-issued business license or other
                                                                   document showing the existence of the entity) and
                                                                   corporate resolution or secretary's certificate

TRUSTS                                                          o  The trust must be established before an account can be
                                                                   opened
                                                                o  Provide the first and signature pages from the trust
                                                                   document identifying the trustees

INVESTMENT PROCEDURES

                   HOW TO OPEN AN ACCOUNT                                       HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                                        BY CHECK
o  Call or write us for an account application                  o  Fill out an investment slip from a confirmation or
o  Complete the application (and other required                    write us a letter
   documents)                                                   o  Write your account number on your check
o  Mail us your application (and other required                 o  Mail us the slip (or your letter) and a check
   documents) and a check

BY WIRE                                                         BY WIRE
o  Call or write us for an account application                  o  Call to notify us of your incoming wire
o  Complete the application (and other required                 o  Instruct your financial institution to wire your
   documents)                                                      money to us
o  Call us to fax the completed application (and other
   required documents) and we will assign
   you an account number
o  Mail us your application (and other required
   documents)
o  Instruct your financial institution to wire your
   money to us



10



INVESTMENT PROCEDURES, CONTINUED

BY ACH PAYMENT                                          BY SYSTEMATIC INVESTMENT
o  Call or write us for an account application          o  Complete the Systematic Investment section of the
o  Complete the application (and other required            application
   documents)                                           o  Attach a voided check to your application
o  Call us to fax the completed application (and other  o  Mail us the completed application and the voided
   required documents) and we will assign you an           check
   account number                                       o  We will electronically debit your purchase proceeds
o  Mail us your application (and other required            from your selected financial institution
   documents)
o  We will electronically debit your purchase proceeds
   from your selected financial institution

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, normally your application will be accepted and your order will be processed at the net asset value next calculated after receipt of your application in proper form. The Fund may reject your application under its Anti-Money Laundering Compliance Program. See page 9 for Anti-Money Laundering Program. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the net asset value next calculated after the Fund decides to close your account, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes. Proceeds may or may not be remitted if your account is closed at the request of governmental or law enforcement authorities. See page 9 for Anti-Money Laundering Program.

In certain instances, the Fund may be required to collect certain documents to fulfill its legal obligation to verify your identity. Documents provided in connection with your application will be used solely to verify your identity, and the Fund shall have no obligation to observe, monitor or enforce the terms of any such document.

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by Automated Clearing House ("ACH") payment. Systematic investments must be for at least $100.

LIMITATIONS ON PURCHASES The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (including two or more substantial redemptions or exchanges out of the Fund followed by substantial repurchases into the Fund within a calendar year).

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem other shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange or redemption due to nonpayment.

SELLING SHARES

The Fund processes redemption orders promptly. Under normal circumstances, the Fund will send redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds for up to 15 calendar days.

          HOW TO SELL SHARES FROM YOUR ACCOUNT
BY MAIL
o Prepare a written request including:
  o Your name(s) and signature(s)
  o Your account number
  o The Fund name
  o The dollar amount or number of shares you want to sell
  o How and where to send your proceeds
o Obtain a signature guarantee (if required)
o Obtain other documentation (if required)
o Mail us your request and documentation

BY WIRE
o Wire redemptions are only available if your redemption is for $10,000 or more and you did not decline wire redemption privileges on your account application
o Call us with your request (unless you declined telephone redemption privileges on your account application)
  (See "By Telephone") OR
o Mail us your request (See "By Mail")

BY TELEPHONE
o Call us with your request (unless you declined telephone authorization privileges on your account application)
  o Provide the following information:
  o Your account number
  o Exact name(s) in which the account is registered
  o Additional forms of identification
o Redemption proceeds will be:
  o Mailed to you OR
  o Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")

SYSTEMATICALLY
o Complete the systematic withdrawal section of the application
o Attach a voided check to your application
o Mail us your completed application
o Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount you may redeem by wire is $10,000.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

SYSTEMATIC WITHDRAWALS If you own shares of the Fund with an aggregate value of at least $10,000, you may request a specified amount of money from your account once a month or once a quarter on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $100.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. We will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:
o    Written requests to redeem $100,000 or more
o    Changes to a shareholder's record name
o Redemptions from an account for which the address or account registration has changed within the last 30 days
o Sending redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record
o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
o Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account

We reserve the right to require a signature guarantee(s) on all redemptions.

SMALL ACCOUNTS If the value of your Fund account falls below $10,000 (not including IRAs), the Fund may ask you to increase your balance. If the account value is still below $10,000 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $10,000 solely as a result of a reduction in your account's market value.

REDEMPTION IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

EXCHANGE PRIVILEGES


You may exchange Fund shares for shares of another mutual fund. For a list of funds available for exchange, you may call Cutler Investment Counsel. The minimum amount that is required to open an account in the Fund through an exchange with another fund is $2,500. An exchange is treated as a sale and purchase of shares, and may have tax consequences. There is no charge for the exchange privilege or limitation as to frequency of exchanges, although the Fund reserves the right to limit exchanges.


REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

HOW TO EXCHANGE

BY MAIL
o Prepare a written request including:
  o Your name(s) and signature(s)
  o Your account number
  o The name of the fund you are exchanging
  o The dollar amount or number of shares you want to sell (and exchange)
o Obtain a signature guarantee (if required)
o Obtain other documentation (if required)
  o Mail us your request and documentation

BY TELEPHONE
o Call us with your request (unless you declined telephone redemption privileges on your account application)
o Provide the following information:
  o Your account number
  o Exact name(s) in which account is registered
  o Additional form of identification

RETIREMENT ACCOUNTS

The Fund offers IRA accounts, including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

                                                               OTHER INFORMATION

DISTRIBUTIONS

The Fund distributes its net investment income quarterly. Any capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

Distributions of net investment income or short-term capital gain are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. Distributions of long-term capital gain are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.


Some of the Fund's distributions may be treated as "qualified dividend income" taxable to individuals at a maximum rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.


All distributions reduce the net asset value of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment. The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.


The Fund may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. Federal income tax liability.


Your Fund will mail reports containing information about the Fund's distributions during the year to you after December 31 of each year. Consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.

ORGANIZATION

The Cutler Trust is a Delaware business trust registered with the U.S. Securities and Exchange Commission as an open-end, management investment company (a "mutual fund"). The Fund is the only series of The Cutler Trust. It is not intended that meetings of shareholders be held except when required by Federal or Delaware law and all shareholders of the Fund are entitled to vote at shareholders' meetings for such things as approval of an advisory agreement. From time to time, large shareholders may control the Fund.

CORE AND GATEWAY(R)


The Fund may seek to achieve its investment objective by investing all of its assets in shares of another diversified, open-end management investment company that has corresponding investment objectives and investment policies to those of the Fund. This is also known as a master-feeder structure.

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share of the Fund. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all distributions). The information for each of the years ended June 30 has been derived from the Fund's financial statements, which were audited by Deloitte & Touche LLP. The Fund's financial statements and the auditor's report for the year ended June 30, 2003 are included in the Annual Report, which is available upon request, without charge.

                                                                        YEAR ENDED JUNE 30,
                                                       2003        2002        2001        2000         1999

SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value                              $8.85      $10.38      $9.78       $18.93       $21.02
                                                       -----      ------      -----       ------       ------
Investment Operations

     Net investment income                              0.13        0.08       0.08         0.12         0.14
     Net gain (loss) on securities
         (realized and unrealized)                     (0.56)(b)   (1.53)      0.79        (1.97)        2.73
                                                       ---------   ------      ----        ------        ----
Total From Investment Operations                       (0.43)      (1.45)      0.87        (1.85)        2.87
                                                       ------      ------      ----        ------        ----
Less Distributions
     From net investment income                        (0.13)      (0.08)     (0.08)       (0.12)       (0.14)
     In excess of net investment income                 -           -                        -           - (a)
     From capital gain                                  -           -         (0.19)       (7.18)       (4.82)
                                                       ------      ------     ------       ------       ------
Total Distributions                                    (0.13)      (0.08)     (0.27)       (7.30)       (4.96)
                                                       ------      ------     ------       ------       ------
Ending Net Asset Value                                 $8.29       $8.85     $10.38        $9.78       $18.93
                                                       =====       =====     ======        =====       ======
OTHER INFORMATION
Ratios to Average Net Assets
     Expenses including
         reimbursement/waiver of fees                   1.25%(b)    1.25%      1.25%        1.25%        1.20%
     Expenses excluding
         reimbursement/waiver of fees                   1.79%(b)    1.50%      1.45%        1.28%        1.20%
Net Investment Income                                   1.65%(b)    0.76%      0.56%        1.01%        0.80%
Total Return                                           (4.75%)    (14.07%)     8.97%       (9.25%)      18.10%
Portfolio Turnover Rate                                   61%         46%        60%          66%         110%
Net Assets at End of Period (in thousands)           $41,250     $22,963     $25,744      $27,615     $40,125

(a)  Amount rounds to less than $0.01.
(b) Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the Fund shares and the amount of per share realized and unrealized gains and losses at such time.

FOR MORE INFORMATION

                                                                                             THE
                                                                                            CUTLER
                                                                                            TRUST

ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Cutler Value Fund's investments
is available in the Fund's annual and semi-annual reports to                          CUTLER VALUE FUND
shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
The SAI provides more detailed information about the Fund and is incorporated by reference into, and thus is a part of, this Prospectus.

CONTACTING THE FUND
You can get free copies of the Fund's annual/semi-annual reports and SAI, request other information and discuss your questions about the Fund by contacting your broker or the Fund at:

FORUM SHAREHOLDER SERVICES, LLC
P. O. Box 446
Portland, Maine 04112
(888) CUTLER4
(888) 288-5374

SECURITIES AND EXCHANGE COMMISSION                                                     THE CUTLER TRUST
INFORMATION                                                                              P.O. Box 446
You can also review the Fund's annual/semi-annual reports, SAI and                  Portland, Maine 04112
other information about the Fund at the Public Reference Room of                        (888) CUTLER4
the Securities and Exchange Commission ("SEC"). The scheduled                           (888) 288-5374
hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can get copies of this
information, for a fee, by e-mailing or by writing to:                                INVESTMENT ADVISER
                                                                                Cutler Investment Counsel, LLC
PUBLIC REFERENCE ROOM                                                                   3555 Lear Way
Securities and Exchange Commission                                                  Medford, Oregon 97504
Washington, D.C. 20549-0102                                                             (541) 770-9000
E-mail address: publicinfo@sec.gov                                                      (800) 228-8537

Fund information, including copies of the annual/semi-annual reports
and SAI are available on the SEC's Web site at www.sec.gov.                               Web Site:
                                                                                        www.cutler.com

                    Investment Company Act File No. 811-7242


CUTLER                                    STATEMENT OF ADDITIONAL INFORMATION


                                          October 30, 2003





FUND INFORMATION:

The Cutler Trust                             CUTLER VALUE FUND
P.O. Box 446
Portland, ME  04112
(888) CUTLER4
http://www.cutler.com

INVESTMENT ADVISER:

Cutler & Company, LLC
3555 Lear Way
Medford, Oregon  97504
(541) 770-9000
(800) 228-8537

ACCOUNT INFORMATION
AND SHAREHOLDER SERVICES:

Forum Shareholder Services, LLC
Two Portland Square
P. O. Box 446
Portland, Maine 04101
Toll free (888) CUTLER4



         This Statement of Additional Information, or SAI, supplements the Prospectus dated October 30, 2003, as may be amended from time to time, offering shares of Cutler Value Fund (the "Fund" ), a portfolio of The Cutler Trust (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. The Prospectus may be obtained by an investor without charge by contacting the Forum Shareholder Services, LLC at the address or telephone number listed above.

         Financial Statements for the Fund for the fiscal year ended June 30, 2003 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting shareholder services at the address or telephone number listed above.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


1. Investment Policies and Risks                                3


2. Investment Limitations                                       5


3. Performance Data And Advertising                             6


4. Management                                                  11


5. Portfolio Transactions                                      17


6. Additional Purchase and Redemption Information              19


7. Taxation                                                    22


8. Other Matters                                               25



Appendix A  Description Of Securities Ratings                 A-1


Appendix B  Miscellaneous Tables                              B-1


Appendix C Performance Data                                   C-1

Appendix D Proxy Voting Policies & Procedures                 D-1

GLOSSARY
--------------------------------------------------------------------------------



     "Adviser" means Cutler & Company, LLC.


     "Board" means the Board of Trustees of the Trust.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Custodian" means Forum Trust, LLC, custodian of the Fund's assets.

     "FAcS" means Forum Accounting Services, LLC, fund accountant of the Fund.

     "FAdS" means Forum Administrative Services, LLC, administrator of the Fund.

     "Fitch" means Fitch Ratings.

     "FFS" means Forum Fund Services, LLC, distributor of the Fund's shares.


     "Fund" means the Cutler Value Fund.


     "Moody's" means Moody's Investors Service, Inc.

     "NAV" means net asset value.

     "NRSRO" means a nationally recognized statistical rating organization.

     "SEC" means the U.S. Securities and Exchange Commission.

     "S&P" means Standard & Poor's Corporation.

     "Transfer Agent" means Forum Shareholder Services, LLC, the transfer agent and distribution disbursing agent of the Fund.

     "Trust" means The Cutler Trust.

     "U.S. Treasury Securities" means obligations issued or guaranteed by the U.S. Treasury.

     "1933 Act" means the Securities Act of 1933, as amended.

     "1940 Act" means the Investment Company Act of 1940, as amended.

1.  INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

         The following discussion supplements the disclosure in the Prospectus about the Fund's investment techniques, strategies and risks. The Fund is designed for investment of that portion of an investor's assets that can appropriately bear the special risks associated with certain types of investments (e.g., investments in equity securities). The Fund expects that for most periods, a substantial portion, if not all, of their assets will be invested in diversified portfolios of common stocks judged by the Adviser to have favorable value to price characteristics.

A.       SECURITY RATINGS INFORMATION

The Fund may invest in fixed income securities. The Fund's investments in fixed income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund will invest primarily in "investment grade" securities. "Investment grade" means rated in the top four long-term rating categories or top two short-term rating categories by an NRSRO, or unrated and determined by the Adviser to be of comparable quality. The lowest long-term ratings that are investment grade for corporate bonds, including convertible bonds, are "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; for preferred stock are "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; and for short-term debt, including commercial paper, are Prime-2 (P-2) in the case of Moody's, "A-2" in the case of S&P and "F-2" in the case of Fitch.

Unrated securities may not be as actively traded as rated securities. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issuer of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund (neither event requiring the sale of such security by the Fund), the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

B.       TEMPORARY DEFENSIVE POSITION


The Fund may assume a temporary defensive position and may invest without limit in commercial paper and other money market instruments that are of prime quality. When the Fund assumes a temporary defensive position it may not achieve its investment objective. Prime quality instruments are those instruments that are rated in one of the two highest rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.


Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, interest-bearing savings deposits and certificates of deposit of domestic commercial banks and money market mutual funds. The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

C.       CONVERTIBLE SECURITIES

The Fund may invest in convertible securities.

1.   IN GENERAL

Convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are fixed income securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities or preferred equity in that they ordinarily provide a stream of income with generally higher yields than do those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but usually are subordinated to non-convertible debt securities.

Convertible securities have unique investment characteristics in that they generally have higher yields than common stocks, but lower yields than comparable non-convertible securities. Convertible securities are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

2.   RISKS

Investment in convertible securities generally entails less risk than investment in the issuer's common stock. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

3.   VALUE OF CONVERTIBLE SECURITIES

The value of a convertible security is a function of its "investment value" and its "conversion value." The investment value of a convertible security is determined by comparing its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege. The conversion value is the security's worth, at market value, if converted into the underlying common stock. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may affect the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

D.       FOREIGN ISSUERS


The Trust considers "foreign issuers" to be those issues that are traded only on foreign markets. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund's assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

2.  INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------


For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the applicable Fund's assets, the change in status of a security or purchases and redemptions of Fund shares will not be considered a violation of the limitation.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board may change a non-fundamental policy of the Fund without shareholder approval.

A.       FUNDAMENTAL LIMITATIONS

The Fund's investment objective is considered fundamental. In addition, the Fund has adopted the following investment limitations, which are fundamental policies of the Fund. The Fund may not:

1.    DIVERSIFICATION

With respect to 75% of its assets, purchase a security other than an obligation issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities ("U.S. Government Securities") if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer.

2.   CONCENTRATION

Purchase a security other than a U.S. Government Security if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry.

3.   UNDERWRITING ACTIVITIES

Underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

4.   PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

5. PURCHASES AND SALES OF COMMODITIES AND OPTIONS; BORROWING; FOREIGN SECURITIES AND MARKETS; MARGIN PURCHASES AND SHORT SALES

Purchase or sell physical commodities or contracts relating to physical commodities; borrow money; purchase or write options or invest in futures contracts; or purchase securities on margin or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

6.   ISSUANCE OF SENIOR SECURITIES

Issue senior securities except as appropriate to evidence indebtedness that the Fund may be permitted to incur, and provided that the Fund may issue shares of series or classes that the Board may establish.

7.       REPURCHASE AGREEMENTS,  MAKING LOANS

Enter into repurchase agreements, lend securities or otherwise make loans; except through the purchase of debt securities that may be purchased by the Fund.

B.       NON-FUNDAMENTAL LIMITATIONS

The Fund has adopted the following non-fundamental investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

1. Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors (unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest) if, as a result, more than 5% of the value of the Fund's total assets would be so invested.

2. Invest in oil, gas or other mineral exploration or development programs, or leases, or in real estate limited partnerships; provided that the Fund may invest in securities issued by companies engaged in such activities.

3. Acquire securities that are not readily marketable ("illiquid") or are subject to restrictions on the sale of such securities to the public without registration under the Securities Act of 1933.

3.  PERFORMANCE DATA AND ADVERTISING
--------------------------------------------------------------------------------

A.       PERFORMANCE DATA

The Fund may quote  performance  in various ways.  All  performance  information
supplied  in  advertising,  sales  literature,   shareholder  reports  or  other
materials is historical and is not intended to indicate future returns.

The Fund may compare any of its performance information with:

     o Data published by independent evaluators such as Morningstar, Inc., Lipper, Inc., IBC Financial Data, Inc., CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies").

     o    The performance of other mutual funds.

     o The performance of recognized stock, bond and other indices, including, but not limited to, the Standard & Poor's 500(R) Index, the Russell 2000(R) Index, the Russell MidcapTM Index, the Russell 1000(R) Value Index, the Russell 2500(R) Index, the Dow Jones Industrial Average, the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

Performance information may be presented numerically or in a table, graph, or similar illustration.

Indices are not used in the management of either Fund but rather are standards by which the Adviser and shareholders may compare the performance of the Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund.

The Fund may refer to: (1) general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

The Fund's performance will fluctuate in response to market conditions and other factors.

B.       PERFORMANCE CALCULATIONS

The Fund's performance may be quoted in terms of yield or total return.

1.   SEC YIELD

Standardized SEC yields for the Fund used in advertising are computed by dividing the Fund's interest income (in accordance with specific standardized rules) for a given 30 day or one month period, net of expenses, by the average number of shares entitled to receive income distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate.

Capital gains and losses generally are excluded from these calculations.

Income calculated for the purpose of determining the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distribution of income from the Fund over the same period or the rate of income reported in the Fund's financial statements.

Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Financial intermediaries may charge their customers that invest in the Fund's fees in connection with that investment. This will have the effect of reducing the Fund's after-fee yield to those shareholders.

The yield of the Fund is not fixed or guaranteed, and investments in the Fund are not insured or guaranteed. Accordingly, yield information should not be used to compare shares of the Fund with investment alternatives, which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare the Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

Yield quotations are based on amounts invested in the Fund net of any applicable sales charges that may be paid by an investor. A computation of yield that does not take into account sales charges paid by an investor would be higher than a similar computation that takes into account payment of sales charges. The Fund does not impose a sales charge.

Yield is calculated according to the following formula:

                  |(a-b    )6  |
        YIELD = 2 |(--- + 1) -1|
                  |(cd     )   |

         Where:

                  a        =        dividends and interest earned during the period
                  b        =        expenses accrued for the period (net of reimbursements)
                  c        =        the average daily number of shares outstanding during the period that were entitled to receive dividends
                  d        =        the maximum offering price per share on the last day of the period

2.       TOTAL RETURN CALCULATIONS

The Fund's total return shows its overall change in value, including change in share price and assuming all of the Fund's distributions are reinvested.

AVERAGE ANNUAL TOTAL RETURN

Average annual total return is calculated using a formula prescribed by the SEC.
To calculate standard average annual total returns, the Fund: (1) determines the growth or decline in value of a hypothetical  historical  investment in the Fund over a stated period; and (2) calculates the annually compounded percentage rate that would  have  produced  the same  result if the rate of growth or decline in value had been constant  over the period.  For example,  a cumulative  return of
100% over ten years would produce an average annual total return of 7.18%. While
average  annual  returns  are  a  convenient   means  of  comparing   investment
alternatives,  investors  should  realize that  performance is not constant over time but changes from year to year, and that average  annual  returns  represent averaged figures as opposed to the actual year-to-year performance of the Fund.
Average annual total return is calculated according to the following formula:

         P(1+T) n = ERV

         Where:

                  P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending value of a hypothetical $1,000 payment made at the beginning of the 1-,
                                    5- or 10-year (or other) periods at the end of the applicable period (or fractional portion thereof)


                                       7


Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results. The calculation for average annual total returns is made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date,
(2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

Average annual total return after taxes on distributions is calculated using a formula prescribed by the SEC. The Fund computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment.

Average annual total return after taxes on distributions is calculated according to the following formula:

         P (1 + T)n  =  ATV[D]

         Where:
                  P  =              hypothetical initial payment of $1,000
                  T  =              average annual total return (after taxes on distributions)
                  n  =              number of years
                  ATV[D] =          ending value of a hypothetical $1,000 payment made at the beginning of the 1-,
                                    5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions

The calculation for average annual total returns after taxes on distributions is made assuming that (1) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending redeemable value (variable "ATV[D]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. For this calculation, the Fund assumes that the redemption has no tax consequences.

The  Fund  calculates  the  taxes  due  on any  distributions  by  applying  the applicable tax rates (as described below) to each component of the distributions on the  reinvestment  date (e.g.,  ordinary  income,  short-term  capital  gain,
long-term   capital  gain).  The  taxable  amount  and  tax  character  of  each distribution will be as specified by the Fund on the dividend  declaration date, unless  adjusted to reflect  subsequent  recharacterizations  of  distributions.
Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits,  such as the foreign tax credit,  are taken into account in  accordance with federal tax law.

The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions
(e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes);
the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)

The  Fund,  when  advertising   average  annual  total  return  after  taxes  on
distributions  and sale of Fund  shares,  computes  such  return by finding  the average annual  compounded rate of return during specified  periods that equates the initial amount invested to the ending value of such investment.


                                       8


Average annual total return, after taxes on distributions and sale of Fund shares, is calculated according to the following formula:

         P (1 + T)n  =  ATV[DR]

         Where:

                  P  =              hypothetical initial payment of $1,000
                  T  =              average annual total return (after taxes on distributions and sale of Fund shares)
                  n  =              number of years
                  ATV[DR] =         ending value of a hypothetical $1,000 payment made at the beginning of the 1-,
                                    5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and sale of Fund shares

The calculation for average annual total returns after taxes on distributions and sale of Fund shares is made assuming that (1) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.

The Fund calculates the taxes due on any distributions as described above under `Average Annual Total Returns (After Taxes on Distributions).'

The ending redeemable value (variable "ATV[DR]" in the formula) is determined by assuming complete redemption of the hypothetical investment, by deducting all nonrecurring and capital gains taxes resulting from the redemption and by adding any tax benefit, in each case at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges). The
Fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately  determined for shares acquired through the $1,000
initial   investment   and   each   subsequent   purchase   through   reinvested
distributions.   The  Fund  does  not  assume  that  shares   acquired   through
reinvestment of distributions have the same holding period as the initial $1,000 investment.  The tax character is  determined  by the length of the  measurement period in the case of the initial $1,000 investment and the length of the period between  reinvestment  and  the end of the  measurement  period  in the  case of reinvested distributions.

The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

OTHER MEASURES OF TOTAL RETURN. Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods.

The Fund may quote unaveraged or cumulative total return, which reflect the Fund's performance over a stated period of time. Total return may be stated in its components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.
Any total return may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                PT = period total return

                The other definitions are the same as in average annual total return above.

A listing of certain performance data as of June 30, 2003 is contained in Appendix C -- Performance Data.


C.       OTHER MATTERS

The Fund may also include various information in its advertising, sales literature, shareholder reports or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively); (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging; (6) biographical descriptions of the Fund's portfolio manager(s) and the portfolio management staff of the Fund's Adviser, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Adviser's and its staff's management techniques; (7) the results of a hypothetical investment in the Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of earning Federally and, if applicable, state tax-exempt income from the Fund or investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (9) the NAV, net assets or number of shareholders of the Fund as of one or more dates; and (10) a comparison of the Fund's operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies, and the manner of calculating and reporting performance.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of the Fund's performance.

The Fund may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar cost averaging program, an investor invests a fixed dollar amount in the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in the Fund, the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

  PERIOD          SYSTEMATIC INVESTMENT                   SHARE PRICE                     SHARES PURCHASED
............. ................................. .................................. ..................................
     1                      $100                              $10                               10.00
     2                      $100                              $12                               8.33
     3                      $100                              $15                               6.67
     4                      $100                              $20                               5.00
     5                      $100                              $18                               5.56
     6                      $100                              $16                               6.25
............. ................................. .................................. ..................................
             Total Invested $600               Average Price $15.17               Total Shares  41.81

In connection with its advertisements, the Fund may provide "shareholder's letters" which serve to provide shareholders or investors an introduction into the Fund or any of the Fund's service provider's policies or business practices. For instance, advertisements may provide for a message from the Adviser that it has for more than twenty years been committed to quality products and outstanding service to assist its customers in meeting their financial goals and setting forth the reasons that the Adviser believes that it has been successful as a portfolio manager.

4.  MANAGEMENT
--------------------------------------------------------------------------------

A.       TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS OF THE TRUST. The business and affairs of the Trust are managed under the direction of the Board in compliance with the laws of the state of Delaware. Among its duties, the Board generally meets and reviews on a quarterly basis the acts of all of the Fund's service providers. This management also includes a periodic review of the service providers' agreements and fees charged to the Fund. The names of the Trustees and officers of the Trust, their position with the Trust and length of time served,, address, age and principal occupations during the past five years are set forth below. For each Trustee, information concerning the number of portfolios overseen by the Trustee and other directorships/trusteeships held by the Trustee has also been included. Interested and disinterested Trustees have been segregated.


                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                   IN FUND
                                   POSITION      LENGTH OF                                         COMPLEX    OTHER DIRECTORSHIPS/
NAME,                              WITH THE         TIME           PRINCIPAL OCCUPATION(S)        OVERSEEN      TRUSTEESHIPS HELD
DATE OF BIRTH AND ADDRESS            TRUST       SERVED(1)       DURING THE PAST FIVE YEARS      BY TRUSTEE        BY TRUSTEE
INTERESTED TRUSTEES
John Y. Keffer(2)                Trustee        1992-         Member and Director, Forum             24               None
Born:  July 1942                 President      Present       Financial Group, LLC (a mutual
Two Portland Square                                           fund services holding company
Portland, Maine 04101

Kenneth R. Cutler                Trustee        1992-         Chief Investment Officer since          1               None
Born:  March 1920                               Present       2003, Investment Committee
3555 Lear Way                                                 Member since 1999, and Portfolio
Medford, Oregon 97504            Chairman                     Manager 1997-1999, 2003, Cutler
                                                              & Company, LLC
DISINTERESTED TRUSTEES
Dr. Hatten S. Yoder, Jr. (3)     Trustee        1992-         Director, Emeritus, Geophysical         1               None
Born:  March 1921                               Present       Laboratory, Carnegie Institution
6709 Melody Lane                                              of Washington since 1948;
Bethesda, MD 20817-3152                                       Consultant, Los Alamos National
                                                              Laboratory, since 1972

Robert B. Watts, Jr.             Trustee        1996-         Counsel, Northhaven Associates          1               None
Born:  December 1930                            Present       since 1985
2230 Brownsboro Highway
Eagle Point, Oregon 97524

Robert E. Clarke                 Trustee        May           Retired                                 1               None
Born:  May 1922                                 2002-
3152 Arnold Palmer Way                          Present
Medford, Oregon 97504



                                       11



                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                   IN FUND
                                   POSITION      LENGTH OF                                         COMPLEX    OTHER DIRECTORSHIPS/
NAME,                              WITH THE         TIME           PRINCIPAL OCCUPATION(S)        OVERSEEN      TRUSTEESHIPS HELD
DATE OF BIRTH AND ADDRESS            TRUST       SERVED(1)       DURING THE PAST FIVE YEARS      BY TRUSTEE        BY TRUSTEE
OFFICERS
Brooke C. Ashland                Vice           June 2002     Chief Executive Officer and            N/A               N/A
Born:  December 1951             President      - Present     Chairman of the Board since
3555 Lear Way                                                 1995, Cutler & Company, LLC
Medford, Oregon 97504-9759

Carol S. Fischer                 Vice           1996 -        Chief Operating Officer, Cutler        N/A               N/A
Born:  December 1955             President/     Present       & Company, LLC
3555 Lear Way                    Asstistant                   since 1994
Medford, Oregon 97504-9759       Secretary/
                                 Assistant
                                 Treasurer

Stacey E. Hong                   Treasurer      June 2002     Director, Forum Accounting             N/A               N/A
Born:  May 1966                                 - Present     Services, LLC since 1998
Two Portland Square                                           with which he has been
Portland, Maine 04101                                         associated since 1992

D. Blaine Riggle                 Secretary      1998 -        Relationship Manager and               N/A               N/A
Born:  November 1966                            Present       Counsel, Forum Financial Group,
Two Portland Square                                           LLC since 1998
Portland, Maine 04101

Patrick J. Keniston              Assistant      September     Staff Attorney, Forum Financial        N/A               N/A
Born: January 1964               Secretary      2002 -        Group, LLC since 2001.  Senior
Two Portland Square                             Present       Tax Consultant,
Portland, Maine 04101                                         PricewaterhouseCoopers 1998 to
                                                              2001.

Cheryl O. Tumlin                 Assistant      December      Counsel, Forum Financial Group,        N/A               N/A
Born: June 30, 1966              Secretary      2001-         from 1996 to 1999 and since
Two Portland Square                             Present       2001.  Counsel, I-many, Inc.,
Portland, Maine 04101                                         1999 to 2001.

Dawn L. Taylor                   Assistant      1998-         Tax Manager, Forum Financial           N/A               N/A
Born:  May 1964                  Treasurer      Present       Group, LLC
Two Portland Square                                           since 1997.
Portland, Maine 04101

(1)  Each Trustee and Officer holds office until he or she resignsor is removed.

(2) John Y. Keffer is an Interested Trustee because he indirectly controls the entities that provide administration, distribution, fund accounting, transfer agency and custodial services to the Trust. Kenneth R. Cutler is an Interested Trustee because of the position he holds with the Adviser.

(3) In August 2003, Dr. Hatten S. Yoder, Jr., a Disinterested Trustee of the Trust since 1992, passed away. The Nominating Committee of the Board of Trustees has selected a candidate for Disinterested Trustee and the Trust will call a special meeting of shareholders for the election of the candidate in or about November 2003.

B.       TRUSTEE OWNERSHIP IN THE SAME FAMILY OF FUNDS

------------------------------------------ ---------------------------------------- ----------------------------------------

                                                                                           AGGREGATE DOLLAR RANGE OF
                                                                                         OWNERSHIP AS OF DECEMBER 31,
                                                                                         2002 IN ALL FUNDS OVERSEEN BY
                                                 DOLLAR RANGE OF BENEFICIAL              TRUSTEE IN THE SAME FAMILY OF
                TRUSTEES                       OWNERSHIP IN CUTLER VALUE FUND                INVESTMENT COMPANIES
------------------------------------------ ---------------------------------------- ----------------------------------------
INTERESTED TRUSTEES
------------------------------------------ ---------------------------------------- ----------------------------------------
John Y. Keffer                                              None                                     None
------------------------------------------ ---------------------------------------- ----------------------------------------
Kenneth R. Cutler                                       Over $100,000                            Over $100,000
------------------------------------------ ---------------------------------------- ----------------------------------------
DISINTERESTED TRUSTEES
------------------------------------------ ---------------------------------------- ----------------------------------------
Dr. Hatten S. Yoder, Jr.                                    None                                     None
------------------------------------------ ---------------------------------------- ----------------------------------------
Robert B. Watts, Jr.                                        None                                     None
------------------------------------------ ---------------------------------------- ----------------------------------------
Robert E. Clark                                             None                                     None
------------------------------------------ ---------------------------------------- ----------------------------------------

C.       OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2002, no Disinterested Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.


D.       INFORMATION CONCERNING TRUST COMMITTEES


AUDIT COMMITTEE. The Trust's Audit Committee consists of Messrs. Hatten S. Yoder, Jr., Robert B. Watts and Robert E. Clark, constituting all of the Trust's Disinterested Trustees. During the fiscal year ended June 30, 2003, the Audit Committee met three times. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope, and result of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls.

NOMINATING COMMITTEE. The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Hatten S. Yoder, Jr., Robert B. Watts and Robert
E. Clark, constituting all of the Trust's Disinterested Trustees. The Nominating Committee is charged with the duty of nominating all Disinterested Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee does not consider shareholder nominations. During the fiscal year ended June 30, 2003, the Nominating Committee did not meet.

VALUATION COMMITTEE. The Trust's Valuation Committee consists of Messrs. John Y. Keffer and Kenneth R. Cutler, any two officers of the Trust, and a senior representative of the Trust's investment adviser for the Trust's series requiring valuation. The Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. The Valuation committee meets when necessary and, during the fiscal year ended June 30, 2003, did not meet.


E.       COMPENSATION OF TRUSTEES AND OFFICERS


Each Disinterested Trustee of the Trust is paid an annual retainer fee of $10,000 for his service to the Trust. The fee is paid monthly in equal payments. The Trustees are also reimbursed for travel and related expenses incurred in attending Board meetings. Mr. Keffer and Mr. Cutler receive no compensation (other than reimbursement for travel and related expenses) for their service as Trustees of the Trust. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings.

The following table sets forth the fees paid to each Trustee by the Trust and the Fund Complex for the fiscal year ended June 30, 2003.

---------------------------- ---------------------- ---------------------- ----------------------- ----------------------
                                                         PENSION OR
                                                         RETIREMENT                                        TOTAL
                                   AGGREGATE          BENEFITS ACCRUED           ESTIMATED             COMPENSATION
                                 COMPENSATION         AS PART OF TRUST        ANNUAL BENEFITS         FROM TRUST AND

          TRUSTEE                 FROM TRUST              EXPENSES            UPON RETIREMENT          FUND COMPLEX
---------------------------- ---------------------- ---------------------- ----------------------- ----------------------
John Y. Keffer                        $ 0                    $0                      $0                     $ 0
---------------------------- ---------------------- ---------------------- ----------------------- ----------------------
Kenneth R. Cutler                         0                    0                      0                         0
---------------------------- ---------------------- ---------------------- ----------------------- ----------------------
Dr. Hatten S. Yoder, Jr.            10,000                     0                      0                   10,000
---------------------------- ---------------------- ---------------------- ----------------------- ----------------------
Robert B. Watts, Jr.                10,000                     0                      0                   10,000
---------------------------- ---------------------- ---------------------- ----------------------- ----------------------
Robert E. Clarke*                   10,000                     0                      0                   10,000

---------------------------- ---------------------- ---------------------- ----------------------- ----------------------

*Mr. Clark was elected as a Trustee of the Trust in May of 2002.

F. INVESTMENT ADVISER

1. SERVICES OF ADVISER

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. Under that agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund.

2.   OWNERSHIP OF ADVISER/AFFILIATIONS

Brooke C. Ashland, a Vice President of the Trust, has a majority ownership interest in the Adviser and is therefore deemed to control the Adviser. The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended.

The Trustees or officers of the Trust that are employed by the Adviser (or affiliates of the Adviser) are Kenneth R. Cutler, Brooke C. Ashland and Carol S. Fischer.

3.   FEES

The Adviser's fee is calculated as a percentage of the applicable Fund's average net assets. The fee is accrued daily by the Fund and is paid monthly, equal to 0.75% per annum based on average daily net assets of the applicable Fund for the previous month.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that are invested in either Fund. If an investor in the Fund also has a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from the client.


The Adviser has contractually obligated itself to waive a portion of its fees if total expenses for the Fund exceed 1.25%. This obligation may end after October 31, 2004.


Table 1 in Appendix B shows the dollar amount of the fees from the Fund for the last three fiscal years received by the Adviser.

4.   OTHER PROVISIONS OF ADVISER'S AGREEMENT

The Adviser's agreement must be approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

The Adviser's agreement is terminable without penalty by the Fund with respect to the Fund on 60 days' written notice when authorized either by vote of the holders of a majority of the Fund's securities or by a vote of a majority of the Board on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Fund.

Under its agreement, the Adviser is not liable for any mistake of judgment, except for lack of good faith in the performance of its duties to the Fund. The agreement does not protect the Adviser against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

ADVISORY AGREEMENT APPROVAL


In approving the continuation of the Advisory Agreement with respect to the Fund, the Board, including the Disinterested Trustees, carefully considered the nature and quality of services provided to the Fund, including information provided by the Adviser regarding its personnel servicing the Fund as well as the Adviser's compliance program. The Board was informed that the Adviser did not experience any material code of ethics or compliance violations or regulatory problems since the last approval of the Advisory Agreement.
The Board also considered the Adviser's compensation and profitability for providing advisory services to the Fund and analyzed comparative information on fees, expenses, and performance of similar mutual funds. In this regard, the Board noted that the Adviser's contractual and actual advisory fee was competitive with other funds in its Lipper Inc. peer group. The Board also noted the Adviser's intent to continue to waive a portion of its fee through October 30, 2004 in order to maintain the Fund's total annual operating expenses at 1.25% of the Fund's average daily net assets. Moreover, the Board noted that while the Fund's performance has lagged in the last year, the Cutler Value Fund outperformed its Lipper peer group for the 10 year period. Also, the Board noted that the Trust's chairman, Kenneth R. Cutler, was reinstated as portfolio manager on March 17, 2003. Mr. Cutler had been the Fund's portfolio manager from 1997 to 1999.

The Board reviewed the nature and extent of benefits that the Adviser received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund and the Adviser's trading policies and average commissions per trade charged to the Fund. In addition, the Board was informed that the Adviser was financially able to provide advisory services to the Fund. The Board also considered the errors and omission policy, the liability insurance and the disaster recovery plan maintained by the Adviser.

After requesting and reviewing such information, as it deemed necessary, the Board concluded that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

D.       DISTRIBUTOR

1.   DISTRIBUTOR; SERVICES AND COMPENSATION OF DISTRIBUTOR

FFS, the distributor (also known as principal underwriter) of the shares of the Fund, is located at Two Portland Square, Portland, Maine 04101. FFS is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc.

FFS, FAdS, FAcS, the Transfer Agent, and the Custodian are each controlled indirectly by Forum Financial Group, LLC. John Y. Keffer controls Forum Financial Group, LLC.

Under its agreement with the Trust, FFS acts as the agent of the Fund in connection with the offering of shares of the Fund. FFS continually distributes shares of the Fund on a best efforts basis. FFS has no obligation to sell any specific quantity of the Fund's shares.

FFS receives no compensation for its distribution services. Shares are sold with no sales commission; accordingly, FFS receives no sales commissions. FFS may enter into arrangements with various financial institutions through which investors may purchase or redeem shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Fund.

2.   OTHER PROVISIONS OF DISTRIBUTOR'S AGREEMENT

FFS's distribution agreement must be approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

FFS's agreement is terminable without penalty by the Fund with respect to the Fund on 60 days' written notice when authorized either by vote of a majority of the Fund's outstanding shareholders or by a vote of a majority of the Board, or by FFS on 60 days' written notice to the Fund.

Under its agreement, FFS is not liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund. The agreement does not protect FFS against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Under its agreement, FFS and certain related parties (such as FFS's officers and persons that control FFS) are indemnified by the Fund against any and all claims and expenses in any way related to FFS's actions (or failures to act) that are consistent with FFS's contractual standard of care. This means that as long as FFS satisfies its contractual duties, the Fund is responsible for the costs of:
(1) defending FFS against claims that FFS breached a duty it owed to the Fund; and (2) paying judgments against FFS. Neither Fund is required to indemnify FFS if the Fund does not receive written notice of and reasonable opportunity to defend against a claim against FFS in the Fund's own name or in the name of FFS.

E.       OTHER SERVICE PROVIDERS TO THE FUND

1.   ADMINISTRATOR

As administrator, pursuant to an agreement with the Trust, FAdS is responsible for the supervision of the overall management of the Fund, providing the Fund with general office facilities and providing persons satisfactory to the Board to serve as officers of the Fund.


For its services, FAdS receives a fee from the Fund equal to 0.10% of the average daily net assets of the applicable Fund with a minimum annual fee of $48,000. The fees are accrued daily by the Fund and are paid monthly for services performed under the agreement during the prior calendar month.


Table 2 in Appendix B shows the dollar amount of the fees paid by the Fund to FAdS for the Fund's last three fiscal years.

FAdS's agreement is terminable without penalty by the Board or by FAdS on 60 days' written notice. Under the agreement, FAdS is not liable for any act or omission in the performance of its duties to the Fund. The agreement does not protect FAdS from any liability by reason of willful misconduct, bad faith or gross negligence in the performance of its obligations and duties under the agreement.

2.   FUND ACCOUNTANT

As fund accountant, pursuant to an agreement with the Trust, FAcS provides fund accounting services to the Fund. These services include calculating the NAV per share of the Fund and preparing the Fund's financial statements and tax returns.

For its  services,  FAcS  receives  a fee  from the  Fund at an  annual  rate of
$48,000, subject to adjustments for the number and type of portfolio transactions. The fees are paid monthly for services performed during the prior calendar month.

Table 3 in Appendix B shows the dollar amount of the fees paid by the Fund to FAcS for the Fund's last three fiscal years.

FAcS's agreement is terminable without penalty by the Board or by FAcS on 60 days' written notice. Under the agreement, FAcS is not liable for any act or omission in the performance of its duties to the Fund. The agreement does not protect FAcS from any liability by reason of willful misconduct, bad faith or gross negligence in the performance of its obligations and duties under the agreement.

3.   TRANSFER AGENT

As transfer agent and distribution paying agent, pursuant to an agreement with the Trust, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

For its services, the Transfer Agent receives a fee from the Fund at an annual rate of $18,000 per year plus certain account charges and is reimbursed for certain expenses incurred on behalf of the Fund. Such fees shall be paid monthly for services performed during the prior calendar month.

The Transfer Agent's agreement is terminable without penalty by the Board or by the Transfer Agent on 60 days' written notice. Under the agreement, the Transfer Agent is liable only for loss or damage due to errors caused by bad faith, negligence or willful misconduct in the performance of its obligations and duties under the agreement.

4.   CUSTODIAN

As custodian, pursuant to an agreement with the Trust, Forum Trust, LLC safeguards and controls the Fund's cash and securities, determines income and collects interest on the Fund's investments. The Custodian may employ subcustodians. The Custodian is located at Two Portland Square, Portland, Maine 04101. The Custodian has hired Bankers Trust Company, 130 Liberty Street, New York, New York, 10006, to serve as subcustodian for the Fund.

For its services, the Custodian receives a fee from the Fund at an annual rate as follows: (1) 0.01% for the first $1 billion in Fund assets; (2) 0.0075% for Fund assets between $1-$2 billion; (3) 0.005% for Fund assets between $2-$6 billion; and (4) .0025% for Fund assets greater than $6 billion. The Custodian receives account maintenance fees of $3,600 per account per year. The Custodian is also paid certain transaction fees. These fees are accrued daily by the Fund and are paid monthly based on average net assets and transactions for the previous month.

5.   LEGAL COUNSEL


Legal matters in connection with the issuance of shares of the Fund are passed upon by Dechert, LLP 200 Clarendon Street, 27th Floor, Boston, Massachusetts 02116-5021.


6.   INDEPENDENT AUDITORS

Deloitte & Touche LLP, 200 Berkeley Street, 14th Floor, Boston, Massachusetts 02116-5022, independent auditors, have been selected as auditors for the Fund. The auditors audit the annual financial statements of the Fund and provide the Fund with an audit opinion. The auditors also review certain regulatory filings of the Fund as well as prepare the Fund's tax returns.

5.  PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

A.       HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.       COMMISSIONS PAID


Table 4 in Appendix B shows the aggregate brokerage commissions with respect to the Fund. The data presented are for the past three fiscal years.


C.       ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. No Fund has any obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in placing trades for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

1.   CHOOSING BROKER-DEALERS

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser's duties, the Adviser may: (1) consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund; and (2) take into account payments made by brokers effecting transactions for the Fund (these payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay).

2.   OBTAINING RESEARCH FROM BROKERS

The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may be used by the Adviser in connection with services to clients other than the Fund, and not all research services may be used by the Adviser in connection with the Fund. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services.

The Adviser has full brokerage discretion. It evaluates the range of quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the Adviser's accounts although a particular client may not benefit from all the research received on each occasion. The nature of the services purchased for clients include industry research reports and periodicals, quotation systems and formal databases.

Occasionally, the Adviser may place an order with a broker and pay a slightly higher commission than another broker might charge. If this is done it will be because of the Adviser's need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser is involved with a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the clients.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser, some of which accounts may have similar investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner that is deemed equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

In some cases, the client may direct the Adviser to use a broker or dealer of the client's choice. If the client directs the Adviser to use a particular broker, the Adviser may not be authorized to negotiate commissions and may be unable to obtain volume discounts or best execution. In these cases, there could be some disparity in commission charges among these clients.

3.   TRANSACTIONS THROUGH AFFILIATES

The Adviser may not effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons). The Board has not adopted respective procedures.

4.   OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security. In that event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the respective Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

5.   PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. Portfolio turnover rate is reported in the Prospectus. From time to time the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. The Fund expects normal turnover in the range of 50-75%, although there can be periods of greater or lesser action based upon market and corporate earnings activity. An annual portfolio turnover rate of 100% would occur if all of the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses. The Fund's commission costs are usually done at rates far under those in the retail market.

D.       SECURITIES OF REGULAR BROKER-DEALERS

From time to time the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year. Following is a list of the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired or held during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.


    REGULAR BROKER OR DEALER              VALUE OF SECURITIES HELD
.................................................................................
CUTLER VALUE FUND
                 None                               None


6.  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
--------------------------------------------------------------------------------

A.       GENERAL INFORMATION

Shareholders may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent's offices located at Two Portland Square, Portland, Maine 04101.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.


1.       CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next calculated after receipt of your application in proper form. The Fund may reject your application under its Anti-Money Laundering Compliance Program. See ANTI-MONEY LAUNDERING PROGRAM below. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the net asset value next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes. Proceeds may or may not be remitted if your account is closed at the request of governmental or law enforcement authorities. See ANTI-MONEY LAUNDERING PROGRAM below.

In certain instances, the Fund may collect documents to fulfill its legal obligation to verify your identity. Documents provided in connection with your application will be used solely to verify your identity, and the Fund shall have no obligation to observe, monitor or enforce the terms of any such document.

2.       ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close an account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If an account is closed at the request of governmental or law enforcement authority, the shareholder may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


B.       ADDITIONAL PURCHASE INFORMATION

Shares of the Fund are sold on a continuous basis by the distributor at NAV per share without any sales charge. Accordingly, the offering price per share is the same as the NAV per share. Historical information relating to the Fund's NAV per share is contained in the Fund's financial statements (specifically in the statement of assets and liabilities).

The Fund reserves the right to refuse any purchase request in excess of 1% of the Fund's total assets.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1.   IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

2.   UGMAS/UTMAS

If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.

3.   PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. When you purchase the Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Fund may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

C.       ADDITIONAL REDEMPTION INFORMATION

The Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

1.   SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of their net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2.   REDEMPTION IN KIND

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities, however, if the Fund's management determines conditions exist which would make payment in cash detrimental to the best interests of the Fund. If redemption proceeds are paid wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. In addition, the shareholder will bear the risk of any market fluctuation in the price of a security from the time of valuation by the Fund to the time of transfer to the shareholder. Accordingly, the redeeming shareholder, when selling a security received in kind, may receive cash equal to a lesser or greater amount than the total value of the portfolio securities received in redemption of Fund shares. The Fund will endeavor to transfer the security to the shareholder as quickly as practicable, subject to the shareholder's timely provision of information pertaining to the custodial account to which such securities will be transferred. The shareholder will bear all costs associated with the in-kind distribution of portfolio securities. The Fund has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities would be made. In connection with a redemption in kind, the shareholder has the option to receive in cash the lesser of $250,000 or 1% of the Fund's total net assets. The shareholder may waive this right.

D.       NAV DETERMINATION

The price of the Fund's shares on any given day is its NAV per share. NAV is calculated for the Fund on each day that the New York Stock Exchange is open for trading. Currently, the Exchange is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In determining the Fund's NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price. If no sale price is reported, the average of the last bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

E.       DISTRIBUTIONS

Unless a shareholder has elected to receive distributions in cash, distributions of net investment income will be reinvested at the applicable Fund's NAV per share as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of the Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

7.  TAXATION
--------------------------------------------------------------------------------

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders that are not described in the prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISOR AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

A.       QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.


The tax year-end of the Fund is June 30.


1.   MEANING OF QUALIFICATION

As a regulated investment company, the Fund generally will not be subject to federal income tax on the portion of its investment company taxable income
(i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and the excess of short-term capital gains over long-term capital losses) and net capital gain (i.e., the excess of long-term capital gains over short-term capital losses) that it distributes to shareholders. In order to qualify as a regulated investment company the Fund must satisfy the following requirements:

     o The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

     o The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing.


     o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.


2.   FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits. A portion of these distributions generally may be eligible for the dividends-received deduction in the case of corporate shareholders.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B.       FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions generally are not treated as qualified dividend income.


The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held shares.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund's financial statements. Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce the shareholder's tax basis in the shares and are treated as gain from the sale of the shares to the extent the shareholder's basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

A shareholder may purchase shares whose net asset value at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to the shareholder in the manner described above, although the distribution economically constitutes a return of capital to the shareholder.

If a shareholder holds shares for six months or less and redeems shares at a loss after receiving a capital gain distribution, the loss will be treated as a long-term capital loss to the extent of the distribution.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by the shareholders (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) to them during the year.


C.       CERTAIN TAX RULES APPLICABLE TO THE FUND'S TRANSACTIONS

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." The Fund could elect to "mark-to market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

D.       FEDERAL EXCISE TAX


A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. If the Fund changes its tax year-end to November 30 or December 31, it may elect to use that date instead of the October 31 date in making this calculation. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in a calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses incurred after October 31 of any year (or November 30 or December 31 if it has made the election described above) in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


E.       SALE OR REDEMPTION OF SHARES


In general, a shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of that Fund within 30 days before or after the sale or redemption (a so called "wash sale"). In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of capital gain distributions received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.


F.       BACKUP WITHHOLDING TAX

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide its correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

G.       FOREIGN SHAREHOLDERS


Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income distributions paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of the Fund, capital gain distributions from the Fund and amounts retained by the Fund that are designated as undistributed capital gain.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S. corporations. A foreign corporate shareholder would also be subject to a branch profits tax.


In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.


The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.

The tax rules of other countries with respect to distributions from the Fund can differ from the rules for U.S. federal income taxation described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in the Fund, distributions from the Fund, the applicability of foreign taxes and related matters.


H.       STATE AND LOCAL TAXES


The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from the Fund can differ from the rules for U.S. federal income taxation described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in the Fund, distributions from the Fund, the applicability of state and local taxes and related matters.

8. OTHER MATTERS
--------------------------------------------------------------------------------

A.       GENERAL

1. GENERAL INFORMATION

The Cutler Trust was organized as a business trust under the laws of the State of Delaware on October 2, 1992. The Trust has operated under that name and as an investment company since that date.

The Cutler Trust is registered as an open-end, management investment company under the 1940 Act. The Trust is diversified as that term is defined by the 1940 Act. The Trust offers shares of beneficial interest in its series. Prior to the spring of 1999, Cutler Value Fund was known as Cutler Approved List Equity Fund. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust will continue indefinitely until terminated.

The Adviser, FFS and the Trust have adopted codes of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and the personnel of the Trust, Adviser and FFS. All three codes were reviewed by the Board to ensure compliance with the recent amendments to Rule 17j-1. Codes permit personnel subject to codes to invest in securities, including securities that may be purchased or held by the Fund.

2.   SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of the Fund has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately. Delaware law does not require the Fund to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Fund.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in the Fund is entitled to the shareholder's pro rata share of all distributions arising from the Fund's assets and, upon redeeming shares, will receive the portion of the Fund's net assets represented by the redeemed shares.

Shareholders representing 25% or more of the Fund's outstanding shares may, as set forth in the Trust Instrument, call meetings of the Fund for any purpose related to the Fund, including, in the case of a meeting of the Fund, the purpose of voting on removal of one or more Trustees.

3.       CERTAIN REORGANIZATION TRANSACTIONS

The Fund may be terminated upon the sale of its assets to, or merger with, another open-end, management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Fund. The Trustees may, without prior shareholder approval, change the form of organization of the Fund by merger, consolidation or incorporation.

B.       FUND OWNERSHIP


As of October 17, 2003, the percentage of shares owned by all officers and Trustees of the Trust as a group was less than 1% of the shares of the Fund. Also as of that date, no shareholders of record owned 5% or more of a class of shares of the Fund.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of October 17, 2003, the following persons beneficially owned 25% or more of the shares of the Fund and may be deemed to control the Fund. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed.


CONTROLLING PERSON INFORMATION

SHAREHOLDER                                  PERCENTAGE OF SHARES OWNED
.................................................................................
CUTLER VALUE FUND
None                                                     0

C.       LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' AND OFFICERS' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The Fund believes that the securities regulators of some states, however, have in the past indicated that they and the courts in their state may decline to apply Delaware law on this point.

The By-laws of the Trust provide that the Trustees and officers shall be indemnified to the fullest extent consistent with applicable laws. However, any Trustee or officer will not be protected against liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.       REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Fund's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, and reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

E.       FINANCIAL STATEMENTS


The financial statements of the Fund for the year ended June 30, 2003 included in the Annual Report to shareholders of the Fund are incorporated herein by reference. These financial statements only include the schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, financial highlights, notes and independent auditors' report.

APPENDIX A  DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

A.       CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1.   MOODY'S INVESTORS SERVICE, INC.

AAA Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.   STANDARD AND POOR'S CORPORATION

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, large uncertainties or major exposures to adverse conditions may outweigh these.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC        An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          The `r' symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns that are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

3.   DUFF & PHELPS CREDIT RATING CO.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+       High credit quality. Protection factors are strong. Risk is modest but
AA        may vary slightly from time to time because of economic conditions.

A+,A,     Protection factors are average but adequate. However, risk factors are
A-        more variable in periods of greater economic stress.

BBB+      Below-average  protection factors but still considered  sufficient for
BBB       prudent  investment. Considerable variability in risk  during economic
BBB-      cycles.

BB+       Below investment grade but deemed likely to meet obligations when due.
BB        Present  or  prospective   financial   protection   factors  fluctuate
BB- according to industry conditions. Overall quality may move up or down frequently within this category.

B+        Below  investment  grade and possessing risk that obligations will not
B         be met when due.  Financial  protection  factors will fluctuate widely
B- according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP        Preferred stock with dividend arrearages.


4.   FITCH RATINGS

INVESTMENT GRADE

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC,  High default risk. Default is a real possibility. Capacity for meeting
C financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD,  Default.  Securities  are  not  meeting  current  obligations  and are
D extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings and `D' the lowest recovery potential, i.e. below 50%.

B.       PREFERRED STOCK

1.   MOODY'S INVESTORS SERVICE

AAA An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue that is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue that is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue that is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C         This is the lowest  rated  class of  preferred  or  preference  stock.
          Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

2.   STANDARD & POOR'S

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B,    Preferred  stock  rated BB, B, and CCC is  regarded,  on  balance,  as
CCC predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, large uncertainties or major risk exposures to adverse conditions outweigh these.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C         A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C.       SHORT TERM RATINGS

1.   MOODY'S INVESTORS SERVICE

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
          o    Leading market positions in well-established industries.
          o    High rates of return on funds employed.
          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

2.   STANDARD & POOR'S

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces
          major  ongoing   uncertainties   that  could  lead  to  the  obligor's
          inadequate   capacity  to  meet  its   financial   commitment  on  the
          obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

3.   FITCH RATINGS

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch Ratings' national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as `A1' and capacity for timely repayment may be susceptible to adverse change sin business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

APPENDIX B  MISCELLANEOUS TABLES
--------------------------------------------------------------------------------

TABLE 1 - INVESTMENT ADVISORY FEES

The following Table shows the dollar amount of fees paid to the Adviser.

                                         ADVISORY FEE            ADVISORY FEE            ADVISORY FEE
                                           PAYABLE                  WAIVED                 RETAINED
CUTLER VALUE FUND

     Year Ended June 30, 2003              $170,006                $122,122                 $47,884
     Year Ended June 30, 2002              $179,659                $60,034                 $119,625
     Year Ended June 30, 2001              $208,238                $54,255                 $153,983


TABLE 2 - ADMINISTRATION FEES

The following Table shows the dollar amount of fees paid to FAdS.

                                        ADMINISTRATION
                                           FEE PAID
CUTLER VALUE FUND

     Year Ended June 30, 2003              $33,749
     Year Ended June 30, 2002              $23,955
     Year Ended June 30, 2001              $27,765


TABLE 3 - ACCOUNTING FEES

The following Table shows the dollar amount of fees paid to FacS.


                                            ACCOUNTING
                                             FEE PAID

CUTLER VALUE FUND

     Year Ended June 30, 2003                $49,552
     Year Ended June 30, 2002                $39,000
     Year Ended June 30, 2001                $41,000


TABLE 4 - COMMISSIONS


The following table shows the aggregate brokerage commissions paid by the Fund.

CUTLER VALUE FUND

          Year Ended June 30, 2003                $57,593
          Year Ended June 30, 2002                $43,067
          Year Ended June 30, 2001                $39,423

TABLE 5 - 5% SHAREHOLDERS

THE FOLLOWING TABLE LISTS THE PERSONS WHO OWNED OF RECORD 5% OR MORE OF THE OUTSTANDING SHARES OF THE FUND AS OF OCTOBER 17, 2003.

             NAME AND ADDRESS                   SHARES        % OF FUND
             .............................. ............... ..............
             CUTLER VALUE FUND
             None                                 -               -

APPENDIX C  PERFORMANCE DATA

TABLE 1 - TOTAL RETURNS


The average annual total returns of the Fund for the periods ended June 30, 2003, were as follows:


TOTAL RETURNS


                                           1              5              10
CUTLER VALUE FUND                         YEAR          YEARS          YEARS

Return Before Taxes                      -4.75%         -0.90%         8.83%
Return After Taxes on
Distributions                            -5.33%         -4.29%         6.44%
Return After Taxes on
Distributions and Sale of Fund
Shares                                   -3.15%         -1.75%         6.95%
Index - Russell 1000 Value Index         -1.02%         1.05%          10.68%

                                           30-DAY SEC YIELD AS OF
                                             SEPTEMBER 30, 2003

CUTLER VALUE FUND                                  1.89%

APPENDIX D

                             CUTLER & COMPANY, LLC
                       PROXY VOTING POLICIES & PROCEDURES


SEC rule 206(4)-6 requires each investment adviser that votes proxies for its clients to have Proxy Voting Policies and Procedures. The Department of Labor requires that an investment adviser vote proxies for ERISA plan securities, unless the voting right has been expressly reserved to the plan trustees or other plan fiduciary. Cutler & Company, LLC ("Cutler") votes proxies for all of our clients unless the client relieves us of that responsibility in writing. Accordingly, we advise the custodian to forward all proxies to us. We retain final authority and fiduciary responsibility for proxy voting.

The rule requires that we describe how we address material conflicts between our interests and those of our clients with respect to proxy voting. Cutler votes securities based on a pre-determined policy assuming the decision involves little or no discretion. We recognize, however, that under certain circumstances we may have a conflict of interest in voting proxies on behalf of a fund or other client. A "conflict of interest," means any circumstance when Cutler, a fund advised by us, the principal underwriter of the fund, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted.

In the event of such a conflict of interest, we will vote proxies relating to such issuers in accordance with the following procedures:

(i) ROUTINE MATTERS CONSISTENT WITH POLICIES. Cutler may vote proxies for routine matters in accordance with these policies.

         (ii) IMMATERIAL CONFLICTS. Cutler may vote proxies in accordance with these Policies if it is determined that the conflict of interest is not material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Cutler's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances.

         (iii) MATERIAL CONFLICTS AND NON-ROUTINE MATTERS. If, with respect to any proxy to be voted on behalf of a series of the Cutler Trust (the "Trust") (a "Fund"), Cutler believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by these policies, then --

                  Cutler shall contact the proxy administrator for review and determination. In the event that the proxy administrator determines that he/she has a conflict of interest, the proxy administrator shall submit the matter for determination to a member of the Board of Trustees of the Trust (the "Board") who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the proxy administrator or the Board member will consider the best interests of Fund shareholders and may consider the recommendations of independent third parties that evaluate proxy proposals.

If, with respect to any proxy to be voted on behalf of any other clients, Cutler believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by these policies, then we would suggest the client engage a third party to vote their proxies.


The rule also requires us to disclose information to our client about our procedures and policies, and how the client may obtain information on how we voted their proxies. This disclosure is in our ADV. We will send to our clients upon verbal or written request a copy of our policies and procedures or any request on how we voted their proxies.

The proxy materials voted by us are logged by the operations department proxy administrator when received. The proxy statement is distributed to an appropriate investment manager, who reviews the proxy, and marks the appropriate vote according to our policies. Any comments by the investment manager are noted on the proxy material. Any unusual or controversial issues are discussed with the Investment Committee. A permanent record of all votes is retained.


The proxy administrator reconciles on a regular basis proxies received against holdings on the record date of client accounts to ensure that all shares held on the record date are voted. The proxy administrator is responsible for overseeing the proxy voting process to ensure that proxies are voted in accordance to the guidelines provided in these proxy voting policies and procedures. The proxy administrator also will, from to time, periodically review these policies and industry trends in comparable proxy voting policies and procedures. The proxy administrator may recommend, as appropriate, revisions to update these policies.

As described further below, after an initial review, we will generally vote with management on routine matters related to the operation of the company and not expected to have a significant economic impact on the company or shareholders. We review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment. We review and consider corporate governance issues related to proxy matters and generally support proposals that foster good corporate governance practices.


Regarding special interest issues we may consider the following factors when developing a position: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility to vote proxies for the greatest long-term shareholder value.


Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. However, the position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

         A)       ROUTINE MATTERS

         (I) ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

          (II)  APPOINTMENT  OF  AUDITORS.   Management   recommendations   will
          generally be supported.

          (III) CHANGES IN STATE OF INCORPORATION OR CAPITAL STRUCTURE. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

         B)       NON-ROUTINE MATTERS

         (I) CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.

         (II) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

         (III) ANTI-TAKEOVER ISSUES. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

          (IV) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

          (V) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily- determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.



Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." We may consider the following factors when developing a position on this issue: (i) the board is limited to what actions it may legally take with such authority; and
(ii) our responsibility to consider actions before supporting them.

There are many other issues that may be on a company's proxy. Whatever those issues are, we act prudently, solely in the interest of the client. Furthermore, to act prudently in the voting of proxies we must consider those factors which would affect the value of the plan's investment.

As stated in SEC books and records rule 204-2 we retain the following:

     o    Copy of proxy voting policies and procedures

     o A copy of each proxy voting statement received regarding client securities.

     o    A record of each vote cast on behalf of a client

     o    A copy of any  document  created by the adviser  that was  material to
          making  a  decision   how  to  vote  proxies  for  a  client  or  that
          memorializes the basis for that decision

     o A copy of each written client request for voting information and a copy of any written response to a client request.

Two years of the above records are kept in the office of the adviser. Five years are kept either in the office or off site at a storage unit.

                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)       Trust   Instrument  of  Registrant  dated  October  2,  1992  (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 4 via EDGAR on March 8, 1996, accession number 0000912057-96-004156).

(b) By-Laws of Registrant dated October 2, 1992 (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 4 via EDGAR on March 8, 1996, accession number 0000912057-96-004156).

(c)       None.

(d) Investment Advisory Agreement between Registrant and Cutler & Company, LLC dated December 31, 1992, and restated May 1, 1996 (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 8 via EDGAR on October 29, 1998, accession number 0001004402-98-000574).

(e) Distribution Agreement between Registrant and Forum Fund Services, LLC dated November 1, 1999 (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 10 via EDGAR on October 29, 1999, accession number 0001004402-99-000421).

(f)       None.

(g) Custodian Agreement between Registrant and Forum Trust, LLC dated as of April 20, 1999 (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 9 via EDGAR on August 31, 1999, accession number 0001004402-99-000370).

(h)(1)    Management  Agreement  between  Registrant  and  Forum  Administrative
          Services, LLC dated November 1, 2002 (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 14 via EDGAR on October 30, 2002, accession number 0001004402-02-000460).

   (2) Transfer Agency and Services Agreement between Registrant and Forum Shareholder Services, LLC dated November 1, 2002 (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 14 via EDGAR on October 30, 2002, accession number 0001004402-02-000460).

   (3) Fund Accounting Agreement between Registrant and Forum Accounting Services, LLC dated October 1, 1997, as amended on August 25, 2000 and November 1, 2002 (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 14 via EDGAR on October 30, 2002, accession number 0001004402-02-000460).

   (4) Shareholder Service Plan adopted by Registrant dated January 3, 1996 as amended June 15, 2000 (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 12 via EDGAR on October 27, 2000, accession number 0001004402-00-000358).

   (5) Shareholder Service Agreement between Forum Administrative Services, LLC and Bidwell & Co. dated December 17, 1997 (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 8 via EDGAR on October 29, 1998, accession number 0001004402-98-000574).

(i) Opinion of counsel (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 16 via EDGAR on October 30, 2003, accession number 0001004402-03-000557).

(j) Consent of independent auditor (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 16 via EDGAR on October 30, 2003, accession number 0001004402-03-000557).

(k)       None.

(l) Investment Representation letter (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 4 via EDGAR on March 8, 1996, accession number 0000912057-96-004156).

(m)       None.

(n)       None.

(p)(1) Code of Ethics of The Cutler Trust, LLC (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 12 via EDGAR on October 27, 2000, accession number 0001004402-00-000358).

   (2) Code of Ethics of Cutler & Company, LLC (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 12 via EDGAR on October 27, 2000, accession number 0001004402-00-000358).

   (3) Procedures to Implement Cutler & Company, LLC's Code of Ethics (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 12 via EDGAR on October 27, 2000, accession number 0001004402-00-000358).

   (4) Code of Ethics of Forum Fund Services, LLC (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 12 via EDGAR on October 27, 2000, accession number 0001004402-00-000358).

Other Exhibits

          Powers of  attorney,  Kenneth R.  Cutler,  Trustee;  Robert E. Clarke,
          Trustee; Hatten S. Yoder, Jr., Trustee and Robert B. Watts, Jr., Trustee (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 14 via EDGAR on October 30, 2002, accession number 0001004402-02-000460).

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.

ITEM 25.  INDEMNIFICATION

          The general effect of Section 10.02 of the Registrant's Trust Instrument is to indemnify existing or former trustees and officers of the Trust to the fullest extent permitted by law against liability and expenses. There is no indemnification if, among other things, any such person is adjudicated liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. This description is modified in its entirety by the provisions of Section
          10.02 of the Registrant's Trust Instrument.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


          The description of Cutler  Investment  Counsel,  LLC under the caption
          "Management" in both the Prospectus and the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, is incorporated by reference herein.

          The following are the managing members of Cutler Investment Counsel, LLC, including their business connections that are of a substantial nature. The address of Cutler Investment Counsel, LLC is 503 Airport Road, Medford, Oregon 97504.

         Name                                  Title                              Business Connection
         ..................................... .................................. ...................................
         Brooke Cutler Ashland                 Chief Executive Officer            Cutler Investment Counsel, LLC
         ..................................... .................................. ...................................
         Carol S. Fischer                      Chief Operating Officer            Cutler Investment Counsel, LLC


ITEM 27.  PRINCIPAL UNDERWRITERS

(a)       Forum  Fund  Services,  LLC,  Registrant's   underwriter,   serves  as
          underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

          Century Capital Management Trust               ICM Series Trust
          The Cutler Trust                               Monarch Funds
          Forum Funds                                    Sound Shore Fund, Inc.

(b) The following officers of Forum Fund Services, LLC hold the following positions with Registrant. Their business address is Two Portland Square, Portland, Maine 04101.

                                                   Position with Underwriter           Position with Registrant
         ..................................... .................................. ...................................
         John Y. Keffer                        Director                           President and Trustee
         ..................................... .................................. ...................................

(c)       Not Applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          Accounts and records required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder, are maintained at the offices of Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101, and Forum Shareholder Services, LLC, Two Portland Square, Portland, Maine 04101. Accounts and records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian. Accounts and records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser, as listed in Item 26 hereof.

ITEM 29.  MANAGEMENT SERVICES

          Not Applicable.

ITEM 30.  UNDERTAKINGS

          None.

                                                         SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this amendment to Registrant's registration statement to be signed on its behalf by the undersigned, duly authorized in the City of Portland, State of Maine on October 30, 2003.


                                        THE CUTLER TRUST


                                        By: /S/ JOHN Y. KEFFER
                                           -------------------------------------
                                                 John Y. Keffer, President


Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on October 30, 2003.


Principal Executive Officer

         /S/ JOHN Y. KEFFER
         --------------------------------------------
         John Y. Keffer, President

Principal Financial Officer

         /S/ STACEY E. HONG
         --------------------------------------------
         Stacey E. Hong, Treasurer

All of the Trustees

         /S/ JOHN Y. KEFFER
         --------------------------------------------
         John Y. Keffer, Trustee

         Kenneth R. Culter*, Trustee
         Robert E. Clarke*, Trustee
         Hatten S. Yoder, Jr.*, Trustee
         Robert B. Watts, Jr.*, Trustee


         By: /S/ CHERYL O. TUMLIN
            -----------------------------------------
         Cheryl O. Tumlin, Attorney in fact*


Pursuant to powers of attorney filed as Other Exhibits to this Registration Statement.

                                INDEX TO EXHIBITS

(i)      Opinion of Counsel

(j)      Consent of Independent Auditors.